American Note


THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR REGISTRATION OR QUALIFICATION UNDER SUCH STATE SECURITIES LAWS, UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION.


                           CONVERTIBLE PROMISSORY NOTE

$3,000,000.00                     Dallas, Texas                  July 10, 2008

         FOR VALUE RECEIVED, the undersigned, Implantable Vision, Inc., a Utah corporation, and its successors and assigns ("Borrower"), promises to pay to the order of American Petroleum Corporation, a Texas corporation,, and its successors and permitted assigns ("Holder"), the principal sum of Three Million Dollars ($3,000,000.00), together with simple interest from the date of advancement on the principal balance hereof from time to time remaining unpaid at an interest rate equal to the U.S. prime rate as published in the Wall Street Journal Online plus one percent (1%) per annum, determined on the date of this Convertible Promissory Note (the "Note"), and adjusted on each anniversary until maturity (subject to Section 2 of this Note), both principal and interest being payable at the address designated in Section 12, or at such other place as Holder may from time to time designate in writing.

         The principal of this Note shall mature and be due and payable on July 10, 2010. All accrued and unpaid interest shall be due and payable immediately on maturity.

         All past due principal and accrued interest on this Note shall bear interest from maturity (whether on demand, upon acceleration of maturity following an Event of Default (as defined below) or otherwise) until paid at the lesser of (i) the rate of twelve percent (12%) per annum or (ii) the highest rate for which Borrower may legally contract under applicable law. All payments hereunder shall be payable in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payments.

1.       Conversion.

     (a) Conversion Option. This Note shall be convertible at the option of Holder hereof (the "Optional Conversion"), in whole or in part, in lieu of and in satisfaction of the unpaid principal hereunder, into that number of fully paid and nonassessable shares of Common Stock (as defined in Section 2) as is equal to the quotient of the unpaid principal divided by the applicable Conversion Price (as defined in Section 2). Upon any Optional Conversion, the outstanding principal due under this Note shall be reduced in full by an amount equal to the number of shares of Common Stock issued upon such conversion multiplied by the applicable Conversion Price.

     (b) Conversion Procedures. If Holder is entitled to and desires to convert this Note into Common Stock, it shall surrender this Note to Borrower at its principal executive offices, accompanied by proper instruments of transfer to Borrower or in blank, accompanied by irrevocable written notice to Borrower that Holder elects so to convert this Note and the name or names (with address) in which a certificate or certificates for Common Stock are to be issued. Borrower shall, as soon as practicable after such written notice and compliance with any other conditions herein contained, deliver at such office to Holder, certificates for the number of full shares of Common Stock to which it shall be entitled. Such conversion shall be deemed to have been made as of the date of such surrender of this Note, and the person or persons entitled to receive Common Stock or other securities deliverable upon conversion shall be treated for all purposes as the record holder or holders thereof on such date.

     (c) Certain Adjustments. The applicable Conversion Price and the number of securities issuable upon conversion of this Note shall be subject to adjustment from time to time as follows:

                           (i) In case Borrower shall at any time after the date hereof (1) pay a dividend or make a distribution on its capital stock that is paid or made in shares of stock of Borrower, (2) subdivide its outstanding shares of Common Stock into a greater number of shares or
         (3) combine its outstanding shares of Common Stock into a smaller number of shares, then in each such case the applicable Conversion Price in effect immediately prior thereto and the securities issuable shall be adjusted retroactively as provided below so that Holder thereafter shall be entitled to receive the number of shares of Common Stock of Borrower and other shares and rights to purchase stock or other securities which Holder would have owned or have been entitled to receive after the happening of any of the events described above had this Note been converted immediately prior to the happening of such event or any record date with respect thereto. In the event of the redemption of any shares referred to in clause (1), Holder shall have the right to receive, in lieu of any such shares or rights, any cash, property or securities paid in respect of such redemption. An adjustment made pursuant to this subsection (i) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                           (ii) Whenever the Conversion Price is adjusted as provided above, Borrower shall compute the adjusted Conversion Price in accordance herewith and mail to Holder a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price.

                           (iii) In the event that at any time, as a result of any adjustment made pursuant to this Section, Holder shall become entitled to receive any shares of Borrower other than shares of Common Stock or to receive any other securities, the number of such other shares or securities so receivable upon conversion of this Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in these provisions with respect to Common Stock.

                  (d) No Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon conversion of this Note. All calculations of the number of shares of Common Stock to be issued upon conversion of this Note shall be rounded to the nearest whole share.

                  (e) Reclassification, Consolidation, Merger or Sale of Assets.
In case of any reclassification of Common Stock, any consolidation of Borrower with, or merger of Borrower into, any other person, any merger of another person into Borrower (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of Borrower), any sale or transfer of all or substantially all of the assets of Borrower or any compulsory share exchange pursuant to which share exchange the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby Holder shall have the right thereafter, during the period this Note shall be convertible hereunder, to convert this Note only into the kind and amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock of Borrower into which this Note might have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange assuming such holder of Common Stock of Borrower (i) is not a person with which Borrower consolidated or into which Borrower merged or which merged into Borrower, to which such sale or transfer was made or a party to such share exchange, as the case may be ("constituent person"), or an affiliate of a constituent person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, transfer or share exchange (provided that if the kind or amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, transfer or share exchange is not the same for each share of Common Stock of Borrower held immediately prior to such consolidation, merger, sale or transfer by other than a constituent person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then the kind and amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, transfer or share exchange by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Borrower, the person formed by such consolidation or resulting from such merger or which acquires such assets or which acquires Borrower's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

                  (f) Reservation of Shares; Transfer Taxes; Etc. Borrower shall at all times reserve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of this Note, such number of shares of its Common Stock and other securities free of preemptive rights as shall from time to time be sufficient to effect the conversion of this Note. Borrower shall from time to time, in accordance with the laws of the State of Utah, increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of this Note. Borrower shall pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock or other securities upon conversion of this Note by Holder.

     2. Defined Terms. As used in this Note, the following terms have the respective meanings set forth below: (a) "Common Stock" shall mean the common stock of Borrower and any capital stock into which such common stock shall have been changed and any other stock resulting from any reclassification of such stock which is not preferred as to dividends or assets over any other class of stock which shall be in effect from time to time.

          (b) "Conversion Price" shall mean, subject to adjustment as provided in Section 1(c) hereof, $3.08.-

     3. Prepayments. Borrower shall have the right to prepay the principal and any interest outstanding under this Note in full or in part at any time and from time to time. Any prepayment shall be applied first against any accrued interest and then against principal.

         4.       Default Remedies.

                  (a) Borrower shall be in default under this Note upon the happening of any condition or event set forth below (each, an "Event of Default"):

     (i) Borrower shall fail to pay the principal and interest due on this Note on the date which the same becomes due and payable in accordance with the terms hereof and Borrower fails to make such payment within twenty
          (20) days of the date which Borrower receives written notice from the Holder that any such payment has not been received by Holder;

     (ii) default  by  Borrower  in  the  punctual   performance  of  any  other
          obligation, covenant, term or provision contained in this Note, and such default shall continue unremedied for a period of ten (10) days or more following written notice of default by Holder to Borrower;

     (iii)The commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower which results in the entry of an order for relief which remains undismissed, undischarged or unbonded for a period of 60 days or more.

                  (b) The entire unpaid principal balance of this Note and all accrued interest thereon shall immediately be due and payable at the option of the holder hereof upon the occurrence of any one or more of the Events of Default and at any time thereafter.

         5. Cumulative Rights. No delay on the part of the holder of this Note in the exercise of any power or right under this Note or under any other instrument executed pursuant hereto shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

         6. Waiver. Borrower waives demand, presentment, protest, notice of dishonor, notice of nonpayment, notice of intention to accelerate or notice of acceleration (other than notices of default required pursuant to Sections 4(a)(i) and (ii)), notice of protest and any and all lack of diligence or delay in collection or the filing of suit hereon which may occur, and agree to all extensions and partial payments, before or after maturity, without prejudice to the holder hereof.

         7. Attorneys' Fees and Costs. In the event that this Note is collected in whole or in part through suit, arbitration, mediation, or other legal proceeding of any nature, then and in any such case there shall be added to the unpaid principal amount hereof all reasonable costs and expenses of collection, including, without limitation, reasonable attorney's fees.

         8. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of Texas, without giving effect to conflicts of law provision or rule (whether of the State of Texas or any other jurisdiction) that would result in the application of the laws of any jurisdiction other than the State of Texas.

         9. Headings. The headings of the sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

         10. Usury. All agreements between Borrower and the holder of this Note, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to the holder hereof for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Borrower to the holder hereof relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of Borrower to the holder hereof, under any specific contingency, exceeds the highest lawful rate, Borrower and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (c) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Borrower and the holder hereof.

     11. Successors and Assigns. This Note may not be sold, transferred or otherwise assigned by Holder without the prior written consent of Borrower. Borrower's obligations under this Note may not be transferred or otherwise assigned by Borrower without the prior written consent of Holder.

     12. Severability. In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         13. Notices. All notices of communication required or permitted hereunder shall be in writing and may be given by (a) depositing the same in United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt request, (b) delivering the same in person or by overnight express to an officer or agent of such party or, (c) telecopying the same with electronic confirmation of receipt:

                           (i)      If to Borrower, addressed thereto at:

                                    Implantable Vision, Inc.
                                    Attn.: President
                                    25730 Lorain Rd.
                                    North Olmstead, OH 44070
                                    Telecopier: (440) 777-2682; and

                           (ii)     If to Holder, addressed thereto at:

                                    American Petroleum Corporation
                                    Attn.: President
                                    Pilgrim Petroleum Corporation/American
                                    Petroleum Corporation
                                    4400 Westgrove Dr, Addison Texas 75001
                                    P214-687-0015
                                    F214-687-0019

or to such other address or counsel as any party hereto shall specify pursuant to this Section 13 from time to time. Any notice that is delivered personally, or sent by telecopy or overnight express in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party. Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been given to the party to whom it is addressed at the close of business, local time of the recipient, on the third day after the day it is so placed in the mail.

         IN WITNESS WHEREOF, the undersigned have executed this Note on and as of the date first above written.

                                                     BORROWER:

                                               Implantable Vision, Inc.,
                                               a Utah corporation


                                               By: /s/ George Rozakis MD
                                               Name: George W. Rozakis MD
                                               Title: President


                                                     HOLDER:

                                               American Petroleum Corporation,
                                               a Texas corporation,


                                               By: /s/ Rafael Pinedo
                                               Name: Rafael Pinedo
                                               Title: President